                                EXHIBIT 24.1

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint C.E. MILLER, KELLY E. MILLER, and WILLIAM J. BAUMGARTNER, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: March 23, 1998                    /S/ C.E. MILLER
                                         C.E. Miller

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint C.E. MILLER, KELLY E. MILLER, and WILLIAM J. BAUMGARTNER, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: March 23, 1998                    /S/ KELLY E. MILLER
                                         Kelly E. Miller

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint C.E. MILLER, KELLY E. MILLER, and WILLIAM J. BAUMGARTNER, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: March 23, 1998                   /S/ WILLIAM J. BAUMGARTNER
                                        William J. Baumgartner

                        LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint C.E. MILLER, KELLY E. MILLER, and WILLIAM J. BAUMGARTNER, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: March 23, 1998                    /S/ FRANK M. BURKE, JR.
                                         Frank M. Burke, Jr.

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint C.E. MILLER, KELLY E. MILLER, and WILLIAM J. BAUMGARTNER, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: March 23, 1998                    /S/ DAN A. HUGHES, JR.
                                         Dan A. Hughes, Jr.

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint C.E. MILLER, KELLY E. MILLER, and WILLIAM J. BAUMGARTNER, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: March 23, 1998                    /S/ WILLIAM CASEY MCMANEMIN
                                         William Casey McManemin

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint C.E. MILLER, KELLY E. MILLER, and WILLIAM J. BAUMGARTNER, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: March 23, 1998                    /S/ KENNETH J. FOOTE
                                         Kenneth J. Foote